EXHIBIT A

Joint Filing Agreement

In accordance with Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended, the persons named below agree to the joint filing on behalf of each of them of a statement on Schedule 13D (including amendments thereto) with respect to the common stock of Laureate Education, Inc. and further agree that this Joint Filing Agreement be included as an Exhibit to such joint filings.

In evidence thereof, the undersigned, being duly authorized, have executed this Joint Filing Agreement this 16th day of February, 2017.

DOUGLAS L. BECKER

By:	/s/ M. Avi Epstein
Name:	M. Avi Epstein
Title:	Attorney-in-Fact

THE IRREVOCABLE BBHT II IDGT

By:	/s/ M. Avi Epstein
Name:	M. Avi Epstein
Title:	Attorney-in-Fact

DLB IRREVOCABLE TELECOM TRUST U/A/D/ 1/3/05

By:	/s/ M. Avi Epstein
Name:	M. Avi Epstein
Title:	Attorney-in-Fact

STEVEN M. TASLITZ

By:	/s/ M. Avi Epstein
Name:	M. Avi Epstein
Title:	Attorney-in-Fact

KJT 2013 GIFT TRUST

By:	/s/ M. Avi Epstein
Name:	M. Avi Epstein
Title:	Attorney-in-Fact

R. CHRISTOPHER HOEHN-SARIC

By:	/s/ M. Avi Epstein
Name:	M. Avi Epstein
Title:	Attorney-in-Fact

STERLING FUND MANAGEMENT, LLC

By:	/s/ M. Avi Epstein
Name:	M. Avi Epstein
Title:	Attorney-in-Fact

STERLING CAPITAL PARTNERS II, L.P.

By:	SC Partners II, L.P.
Its:	General Partner

	By:	Sterling Capital Partners II, LLC
	Its:	General Partner

By:	/s/ M. Avi Epstein
Name:	M. Avi Epstein
Title:	Attorney-in-Fact

SC PARTNERS II, L.P.

By:	Sterling Capital Partners II, LLC
Its:	General Partner

By:	/s/ M. Avi Epstein
Name:	M. Avi Epstein
Title:	Attorney-in-Fact

STERLING CAPITAL PARTNERS II, LLC

By:	/s/ M. Avi Epstein
Name:	M. Avi Epstein
Title:	Attorney-in-Fact

STERLING CAPITAL PARTNERS III, L.P.

By:	SC Partners III, L.P.
Its:	General Partner

	By:	Sterling Capital Partners III, LLC
	Its:	General Partner

By:	/s/ M. Avi Epstein
Name:	M. Avi Epstein
Title:	Attorney-in-Fact

SC PARTNERS III, L.P.

By:	Sterling Capital Partners III, LLC
Its:	General Partner

By:	/s/ M. Avi Epstein
Name:	M. Avi Epstein
Title:	Attorney-in-Fact

STERLING CAPITAL PARTNERS III, LLC

By:	/s/ M. Avi Epstein
Name:	M. Avi Epstein
Title:	Attorney-in-Fact

SP-L AFFILIATE, LLC

By:	/s/ M. Avi Epstein
Name:	M. Avi Epstein
Title:	Attorney-in-Fact

STERLING LAUREATE, LP

By:	SP-L Management III, LLC
Its:	General Partner

By:	/s/ M. Avi Epstein
Name:	M. Avi Epstein
Title:	Attorney-in-Fact

SP-L MANAGEMENT III, LLC

By:	SP-L Parent, LLC
Its:	General Partner

By:	/s/ M. Avi Epstein
Name:	M. Avi Epstein
Title:	Attorney-in-Fact

STERLING LAUREATE EXECUTIVES FUND, LP

By:	SP-L Management IV, LLC
Its:	General Partner

By:	/s/ M. Avi Epstein
Name:	M. Avi Epstein
Title:	Attorney-in-Fact

SP-L MANAGEMENT IV, LLC

By:	SP-L Parent, LLC
Its:	General Partner

By:	/s/ M. Avi Epstein
Name:	M. Avi Epstein
Title:	Attorney-in-Fact

STERLING LAUREATE ROLLVER, LP

By:	SP-L Management V, LLC
Its:	General Partner

By:	/s/ M. Avi Epstein
Name:	M. Avi Epstein
Title:	Attorney-in-Fact

SP-L MANAGEMENT V, LLC

By:	SP-L Parent, LLC
Its:	General Partner

By:	/s/ M. Avi Epstein
Name:	M. Avi Epstein
Title:	Attorney-in-Fact

SP-L PARENT, LLC

By:	/s/ M. Avi Epstein
Name:	M. Avi Epstein
Title:	Attorney-in-Fact